                                  WELLS FARGO PASSAGE
                                  VARIABLE ACCOUNT D
                           FORTIS BENEFITS INSURANCE COMPANY

                                  FILE NO. 33-73986



                          SUPPLEMENT DATED NOVEMBER 18, 2004
                         TO THE PROSPECTUS DATED MAY 3, 2004

              SUPPLEMENT DATED NOVEMBER 18, 2004 TO YOUR PROSPECTUS

Effective September 15, 2004, New Star Institutional Managers Limited became the new sub-adviser for the Wells Fargo Variable Trust International Equity Fund, subject to Shareholder approval. Shareholders of the Wells Fargo Variable Trust International Equity Fund will be asked to approve the Fund's new sub-adviser at a special shareholder meeting currently scheduled for January 14, 2005.

       THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE
                                   REFERENCE.

HV- 5110